1
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 19, 2001


                              CARNIVAL CORPORATION
             (Exact name of registrant as specified in its charter)




 Republic of Panama                     1-9610                  59-1562976
(State or other jurisdiction         (Commission             (I.R.S. Employer
 of incorporation)                   File Number)           Identification No.)


3655 N.W. 87th Avenue, Miami, Florida                33178-2428
(Address of principal executive offices)             (zip code)


Registrant's telephone number, including area code:  (305) 599-2600

Item 5.  Other Events

         On October 19, 2001, the registrant issued the press release attached as Exhibit 99.1 to this report, which exhibit is incorporated in this report by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The press release of the registrant is attached as Exhibit
99.1 to this report.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 19, 2001


                                   CARNIVAL CORPORATION



                                   By:  /s/ GERALD R. CAHILL
                                       ----------------------------------------
                                       Name: Gerald R. Cahill
                                       Title:  Senior Vice President-Finance and
                                               Chief Financial and Accounting
                                               Officer

                                  Exhibit List

         EXHIBIT            DESCRIPTION

         99.1               Press Release dated October 19, 2001.